UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2019

RECRUITER.COM GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53641	26-3090646
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Waugh Dr. Suite 300, Houston, Texas	77007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 862-2979

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

EXPLANATORY NOTE

On April 4, 2019, Recruiter.com Group, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) to disclose that it had completed the acquisition of (i) Recruiter.com, Inc. (“Recruiter.com”) pursuant to the Merger Agreement and Plan of Merger, dated March 31, 2019, by and among the Company, Truli Acquisition Co., Inc., a wholly-owned subsidiary of the Company, and Recruiter.com, and (ii) certain assets and liabilities under the Asset Purchase Agreement, dated March 31, 2019, by and among the Company, Recruiter.com, Recruiting Solutions LLC, a wholly-owned subsidiary of the Company and Genesys Talent LLC (“Genesys”), in each case as disclosed in more detail in the Original Form 8-K. This Amendment No. 1 on Form 8-K/A amends the Original Form 8-K to provide the historical audited financial statements of Recruiter.com and Genesys, and the pro forma financial information as required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read together with the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

Recruiter.com, Inc.

The historical audited consolidated balance sheets as of December 31, 2018 and 2017 and the consolidated statements of operations and comprehensive income (loss), consolidated statement of changes in stockholders’ equity (deficit) and consolidated statements of cash flows for the years ended December 31, 2018 and 2017 of Recruiter.com, together with the notes thereto and the Report of Independent Registered Public Accounting Firm thereon, are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference.

Genesys Talent, LLC

The historical audited balance sheets as of December 31, 2018 and 2017 and the statements of operations and members’ (deficit) equity , and statements of cash flows for the years ended December 31, 2018 and 2017 of Genesys, together with the notes thereto and the Report of Independent Registered Public Accounting Firm thereon, are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference.

(b) Pro forma financial information

The following unaudited pro forma financial information is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

•	Unaudited pro forma condensed statement of operations for the three months ended March 31, 2019;

•	Unaudited pro forma condensed statement of operations for the year ended December 31, 2018; and

•	Notes to the unaudited pro forma financial information.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Audited consolidated balance sheets as of December 31, 2018 and 2017 and the consolidated statement of operations and comprehensive income (loss), consolidated statements of changes in stockholders’ equity (deficit) and consolidated statements of cash flows for the years ended December 31, 2018 and 2017 of Recruiter.com, Inc., together with the notes thereto and the Report of Independent Registered Public Accounting Firm thereon.

99.2	Audited balance sheets as of December 31, 2018 and 2017 and the statement of operations and members’ (deficit) equity , and statements of cash flows for the years ended December 31, 2018 and 2017 of Genesys Talent, LLC, together with the notes thereto and the Report of Independent Registered Public Accounting Firm thereon.

99.3	Unaudited pro forma financial information and related notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 29, 2019	RECRUITER.COM GROUP, INC.

	By:	/s/ Miles Jennings
Miles Jennings
Chief Executive Officer (Principal Executive Officer)

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